Commission File No. 0-25492




             SECURITIES AND EXCHANGE COMMISSION
                   Washington D.C.  20549


                    ____________________



                          Exhibits

                             to

                          Form 10-K

                        ANNUAL REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF

                 THE SECURITIES ACT OF 1934


                    ____________________


                IPC Information Systems, Inc.
   (Exact name of registrant as specified in its charter)


                    ____________________



                          Exhibit Index

Exhibit                                                                            Sequential
   No.                               Exhibit Title                            Page Number

  *3.2         Amended and Restated Bylaws of Registrant

*10.2.1        Letter Agreement, dated October 17, 1995 by
                  and between the Registrant and Richard P.
                  Kleinknecht amending the Employment
                 Agreement, dated May 9, 1994 by and
                  between the Registrant and Richard P. Kleinknecht

*10.3.1        Letter Agreement, dated October 17, 1995 by
                  and between the Registrant and Peter J. Kleinknecht
                  amending the Employment Agreement, dated
                  May 9, 1994 by and between the Registrant
                  and Peter J. Kleinknecht

*10.4.1        Letter Agreement, dated October 17, 1995 by
                  and between the Registrant and
                 Jeffrey M. Gill amending the Employment
                Agreement, dated August 29, 1994 by and between
                 the Registrant and Jeffrey M. Gill

*10.14.1  Employment Agreement, dated as of October 17,
              1995, by and between the Registrant and Stephen T. Clontz

  21.2      Subsidiaries of the Registrant                                  1

 * - Filed as an Exhibit to the Registrant's Report on Form
     8-K, filed November 30,1995 and incorporated herein by reference.


Exhibit 21.2

 Exhibit 21.2


 Subsidiaries of the Registrant


HNG Corp., a Delaware corporation
RIE Corp., a Delaware corporation
IPC Information Systems, a United Kingdom unlimited liability company
IPC Information Systems Far East, Inc., a Delaware company
IPC Bridge, Inc., a New York corporation
International Exchange Networks, Ltd. a Delaware corporation
(80% owned)


